U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: March 16, 2006


                           REVELSTOKE INDUSTRIES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                          0-32593                  98-0441019
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission file no.)          (IRS Employer
       of Incorporation)                                     Identification No.)


                                14977 21st Avenue
                    Surrey, British Columbia, Canada, V4A 8G3
               --------------------------------------------------
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of a Director and Officer/Appointment of Director and Officer

     On March 16, 2006, the board of directors of Revelstoke Industries, Inc., a Nevada corporation (the "Company"), pursuant to written unanimous consent, accepted the resignation of Gordon C. McDougall as a director of the Board of Directors and as the Chief Executive Officer/President, Chief Financial Officer and Treasurer of the Company effective as of March 16, 2006.

     On March 16, 2006, the board of directors of the Company nominated and approved the appointment of Marcus Johnson as a member to the board of directors of the Company and as the Chief Executive Officer/President and Chief Financial Officer/Treasurer of the Company effective as of March 16, 2006.

     Mr. Johnson, AIA, has been active in management in both the private and public sectors as a consultant to management with an emphasis on investor relations and awareness. Mr. Johnson has performed consulting services for Intergold Corporation, now known as Lexington Resources, Inc., and Vega-Atlantic Corporation, now known as Transax International Limited. Mr. Johnson is a professional architect and a member of the American Institute of Architects. Mr. Johnson has been the professional architectural consultant of record on various commercial projects and is a consultant to Exterior Research & Design, LLC, where he is currently retained as an expert for determining architectural management standards.

     As of the date of this Report, the Company does not have any contractual arrangements with Mr. Johnson.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              REVELSTOKE INDUSTRIES, INC.

 Date: April 17, 2006                         By: /s/ Marcus Johnson
                                              ----------------------------------
                                              Marcus Johnson
                                              Chief Executive Officer/President